                                                                    Exhibit 99.1

                         MONTHLY NOTEHOLDERS STATEMENT

                           AMSOUTH AUTO TRUST 2000-1

                      Class A-1 6.745% Asset Backed Notes
                      Class A-2 6.70% Asset Backed Notes
                      Class A-3 6.67% Asset Backed Notes
                      Class A-4 6.76% Asset Backed Notes
                       Class B 7.08% Asset Backed Notes
                       Class C 7.44% Asset Backed Notes

Distribution Date:   August 15, 2001
Monthly Period:      July, 2001

     Under the Sale and Servicing Agreement dated as of October 1, 2000 among AmSouth Bank as servicer and AmSouth Auto Receivables LLC, as seller, AmSouth Auto Trust 2000-1 as issuer and the Bank of New York Trust Company of Florida as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Current Monthly Distribution

1.  Notes

               (a) The aggregate amount of the distribution with respect to:

                                           the Class A-1 Notes                                  $0.00
                                           the Class A-2 Notes                         $33,037,368.32
                                           the Class A-3 Notes                          $1,750,875.00
                                           the Class A-4 Notes                            $583,838.67
                                             the Class B Notes                            $168,209.00
                                             the Class C Notes                             $88,412.00

               (b) The amount of the distribution set forth in paragraph
                   A.1.(a) above in  respect of interest on:

                                           the Class A-1 Notes                                  $0.00
                                           the Class A-2 Notes                          $1,062,529.40
                                           the Class A-3 Notes                          $1,750,875.00
                                           the Class A-4 Notes                            $583,838.67
                                             the Class B Notes                            $168,209.00
                                             the Class C Notes                             $88,412.00

               (c) The amount of the distribution set forth in paragraph
                   A.1.(a) above in  respect of principal on:

                                           the Class A-1 Notes                                  $0.00
                                           the Class A-2 Notes                         $31,974,838.92
                                           the Class A-3 Notes                                  $0.00
                                           the Class A-4 Notes                                  $0.00
                                             the Class B Notes                                  $0.00
                                             the Class C Notes                                  $0.00

                         MONTHLY NOTEHOLDERS STATEMENT

                           AMSOUTH AUTO TRUST 2000-1

                      Class A-1 6.745% Asset Backed Notes
                      Class A-2 6.70% Asset Backed Notes
                      Class A-3 6.67% Asset Backed Notes
                      Class A-4 6.76% Asset Backed Notes
                       Class B 7.08% Asset Backed Notes
                       Class C 7.44% Asset Backed Notes

Distribution Date:   August 15, 2001
Monthly Period:      July, 2001

                  (d) The amount of the distribution set forth in paragraph
                      A.1.(a) above per $1,000 interest in:

                                           the Class A-1 Notes                                     $0.00
                                           the Class A-2 Notes                                   $137.66
                                           the Class A-3 Notes                                     $5.56
                                           the Class A-4 Notes                                     $5.63
                                             the Class B Notes                                     $5.90
                                             the Class C Notes                                     $6.20

                  (e) The amount of the distribution set forth in paragraph
                      A.1.(b) above per $1,000 interest in:

                                              the Class A-1 Notes                                  $0.00
                                              the Class A-2 Notes                                  $4.43
                                              the Class A-3 Notes                                  $5.56
                                              the Class A-4 Notes                                  $5.63
                                                the Class B Notes                                  $5.90
                                                the Class C Notes                                  $6.20

                  (f) The amount of the distribution set forth in paragraph
                      A.1.(c) above per $1,000 interest in:

                                              the Class A-1 Notes                                  $0.00
                                              the Class A-2 Notes                                $133.23
                                              the Class A-3 Notes                                  $0.00
                                              the Class A-4 Notes                                  $0.00
                                                the Class B Notes                                  $0.00
                                                the Class C Notes                                  $0.00

B.  Information Regarding the Performance of the Trust

1.  Pool Balance and Note Principal Balance

                  (a) The Pool Balance at the close of business on the
                      last day of the Monthly Period                                     $633,189,474.71

                         MONTHLY NOTEHOLDERS STATEMENT

                           AMSOUTH AUTO TRUST 2000-1

                      Class A-1 6.745% Asset Backed Notes
                      Class A-2 6.70% Asset Backed Notes
                      Class A-3 6.67% Asset Backed Notes
                      Class A-4 6.76% Asset Backed Notes
                       Class B 7.08% Asset Backed Notes
                       Class C 7.44% Asset Backed Notes

Distribution Date:   August 15, 2001
Monthly Period:      July, 2001

                  (b) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1.c above with respect to:

                                           the Class A-1 Notes                         $          0.00
                                           the Class A-2 Notes                         $158,328,934.07
                                           the Class A-3 Notes                         $315,000,000.00
                                           the Class A-4 Notes                         $103,640,000.00
                                             the Class B Notes                         $ 28,510,000.00
                                             the Class C Notes                         $ 14,260,000.00

                  (c) The Note Pool Factor for each Class of Notes after
                      giving affect to the payments set forth in paragraph A.1.c above with respect to:

                                           the Class A-1 Notes                                       -
                                           the Class A-2 Notes                               0.6597039
                                           the Class A-3 Notes                               1.0000000
                                           the Class A-4 Notes                               1.0000000
                                             the Class B Notes                               1.0000000
                                             the Class C Notes                               1.0000000

                  (d) The amount of aggregate Realized Losses for the preceding
                      Monthly Period:                                                       $341,319.60

                  (e) The aggregate Purchase Amount for all Receivables that
                      were repurchased in the Monthly Period                                $1,559,645.78

2.  Servicing Fee

                      The aggregate amount of the Servicing Fee paid to the
                      Servicer with respect to the preceding Monthly Period                 $555,198.67

3.  Payment Shortfalls

                  (a) The amount of the Noteholders' Interest Carryover
                      Shortfall after giving effect to the payments set forth in paragraph A.1.(b) above with respect to

                                           the Class A-1 Notes                                   $0.00
                                           the Class A-2 Notes                                   $0.00
                                           the Class A-3 Notes                                   $0.00
                                           the Class A-4 Notes                                   $0.00
                                             the Class B Notes                                   $0.00
                                             the Class C Notes                                   $0.00

                         MONTHLY NOTEHOLDERS STATEMENT

                           AMSOUTH AUTO TRUST 2000-1

                      Class A-1 6.745% Asset Backed Notes
                      Class A-2 6.70% Asset Backed Notes
                      Class A-3 6.67% Asset Backed Notes
                      Class A-4 6.76% Asset Backed Notes
                       Class B 7.08% Asset Backed Notes
                       Class C 7.44% Asset Backed Notes

Distribution Date:   August 15, 2001
Monthly Period:      July, 2001

                  (b) The amount of the Noteholders' Interest Carryover
                      Shortfall set forth in paragraph B.3.(a) above per $1,000 interest with respect to:

                                           the Class A-1 Notes                                  $0.00
                                           the Class A-2 Notes                                  $0.00
                                           the Class A-3 Notes                                  $0.00
                                           the Class A-4 Notes                                  $0.00
                                             the Class B Notes                                  $0.00
                                             the Class C Notes                                  $0.00

4.

                  (a) The aggregate amount of collections by the Servicer
                      during the preceding Monthly period:                             $38,098,259.01

                  (b) The aggregate amount which was received by the Trust
                      from the Servicer during the Monthly Period:                     $37,543,060.34

                  (c) The number of Receivables that are delinquent for:

                                                       30-59 days                                 676
                                                       60-89 days                                 153
                                                  90 or more days                                  51
                                   Repossessed Autos in Inventory                                  49